Related-Party Transactions	12 Months Ended
Dec. 31, 2023
Related Party Transactions [Abstract]
RELATED-PARTY TRANSACTIONS	Related-Party Transactions
2023 Revolving Note
On April 10, 2023, we entered into a $20.0 million Revolving Note (“2023 Revolving Note”) with trusts established for the benefit of our co-founders ("Lenders"). Each of the Lenders provided a $10.0 million commitment for an aggregate principal of $20.0 million under the 2023 Revolving Note.
Any borrowed loan amounts outstanding under the 2023 Revolving Note accrue interest at the rate per annum equal to the SOFR plus 3.15%. The Maturity Date under the 2023 Revolving Note is July 10, 2024 ("Maturity Date") with automatic three-month extensions, unless we or any Lenders provide written notice, or unless there is an event of default. The Lenders are also entitled to (i) an unused commitment fee equal to 1.0% per annum of the actual daily amount of total unfunded commitments under the 2023 Revolving Note during the period from the closing date to the maturity date, payable quarterly in arrears and (ii) a loan fee equal to 12.0% of each Lenders' commitment under the 2023 Revolving Note, or $2.4 million in total, was originally payable within 180 days of April 10, 2023, and subsequently extended to November 30, 2023. Upon completion of the Protected disposal, the 2023 Revolving Note and the related loan fee were settled. The previously unamortized portion of the loan fee of $1.2 million was included in loss on extinguishment of related-party debt on our consolidated statements of operations. The 2023 Revolving Note was subsequently terminated in December 2023.
Promissory Note
On September 6, 2023, we entered into a $5.2 million Promissory Note with the Lender, in order to convert the amount owed to him as a result of the acquisition of CouponFollow (see Note 4, Acquisitions) into a loan to us (the “Loan”). The amount of the Loan was equal to the amount of the Holdback liability of $5.2 million owed to the Lender.
The Promissory Note accrues interest at SOFR plus 3.15%. Under the terms of the agreement, the Promissory Note became due and payable immediately upon sale of Protected. Per the terms of the note we (i) must prepay the Loan under certain circumstances, which include consummation of a strategic transaction, the refinancing of the existing credit agreement, the incurrence by us of any indebtedness exceeding $2.5 million, or the sale of any of our assets in excess of $2.5 million; (ii) may prepay the Loan at any time without penalty or interest; and (iii) must make four substantially equal amortization payments on April 1, 2024, May 1, 2024, June 1, 2024, and July 1, 2024, unless there is an event of default, including a continuing event of default on the Credit Agreement, at which point the holder may declare all amounts due immediately. The Lender under the Promissory Note is also entitled to a closing fee equal to 12% of the initial principal amount outstanding under the Promissory Note with 50% paid on October 15, 2023 and the remaining 50% due on December 15, 2023. We recorded expense of approximately $0.6 million within loss on extinguishment of related-party debt on our consolidated statements of operations, which related to the 12% closing fee payable to the Lender. Upon completion of the Protected disposal, the Promissory Note, accrued interest and the remaining 50% of the closing fee was settled.
Term Note
On October 6, 2023, we entered into a $2.5 million Term Loan Note (“Term Note”) with Openmail2, LLC (“Term Lender”), which is principally owned and managed by trusts established for the benefit of our co-founders.
The amounts outstanding under the Term Note accrue interest at the rate per annum equal to the SOFR plus 5.75%. The maturity date under the Term Note is December 31, 2024, unless there is an event of default, including a continuing event of default on the credit agreement, at which point the holder may declare all amounts due immediately. We must prepay the Loan under certain circumstances, which include (i) the consummation of a strategic transaction or (ii) upon the full refinancing and termination of the existing credit agreement. The Term Lender was also entitled to a closing fee equal to 10.0% of the principal amount of the Term Note, payable within
180 days of October 6, 2023. Upon completion of the Protected disposal, the Term Note, accrued interest and closing fee was settled. The previously unamortized portion of the loan fee of $0.2 million was included in loss on extinguishment of related-party debt on our consolidated statements of operations.
Secured Facility
On October 6, 2023, Protected, our indirect wholly-owned subsidiary at the time, entered into a Secured Facility Agreement providing for a $10.0 million term loan (“Secured Facility”) with a subsidiary of JDI ("Secured Lender"), one of our significant shareholders, which is principally owned and managed by certain members of the Protected management team. Pursuant to the Secured Facility, the Secured Lender provided a $10.0 million commitment to Protected, which amount was (i) drawn down in full on the closing date and (ii) secured by the assets of Protected pursuant to a deed granted in favor of the Secured Lender pursuant to a Debenture between Protected and the Secured Lender, dated October 6, 2023.
The amounts outstanding under the Secured Facility accrue interest at the rate of 8.5% per annum. The amounts outstanding under the Secured Facility are due upon the earlier of (i) October 6, 2024 or (ii) the date on which Protected undergoes a Change of Control. The Secured Lender was also entitled to a closing fee equal to 12.0% the principal amount of the borrowings under the Secured Facility, which was paid in full on the closing date. In addition, Protected agreed to reimburse the Secured Lender for their reasonable and documented costs incurred in connection with the negotiation, documentation and execution of the Secured Facility. Upon completion of the Protected disposal, the Secured Facility, the related loan fee and an early settlement fee were settled by the sale. The previously unamortized portion of the loan fee and the early settlement fee for an aggregate amount of $1.4 million was included in net loss from discontinued operations, net of tax on our consolidated statements of operations.
Cannae Services Agreement
On June 20, 2023, we engaged with one of our significant shareholders, for management and consulting services. The agreement was terminated in August 2023. During the year ended December 31, 2023 (Successor), we paid all amounts owed and outstanding, totaling $0.1 million.